     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 25, 1997


                                                     REGISTRATION NOS. 333-21091


                                                                    333-21091-01


                                                                    333-21091-02

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             ---------------------

                              NEVADA POWER COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                        NEVADA                                          88-0045330
   (State or Other Jurisdiction of Incorporation or      (I.R.S. Employer Identification Number)
                     Organization)

                        NVP CAPITAL I AND NVP CAPITAL II
             (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE                                     TO BE APPLIED FOR
 (State or Other Jurisdiction of Incorporation       (I.R.S. Employer Identification Number)
               or Organization)

   6226 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89102, TELEPHONE (702) 367-5000
              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrants' Principal Executive Offices)

         CHARLES A. LENZIE, CHAIRMAN OF THE BOARD, NEVADA POWER COMPANY
        P. O. BOX 230, LAS VEGAS, NEVADA 89151, TELEPHONE (702) 367-5000
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)
                            ------------------------

                                   COPIES TO:

        Glen E. Stephens, Esq.                   Robert A. Yolles, Esq.
        Best Best & Krieger LLP                Jones, Day, Reavis & Pogue
            P. O. Box 1028                        77 West Wacker Drive
      Riverside, California 92502                Chicago, Illinois 60601

                            ------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
    WHEN MARKET CONDITIONS WARRANT AFTER THIS REGISTRATION STATEMENT BECOMES
                                   EFFECTIVE.
                            ------------------------

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. /X/

    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The estimated expenses in connection with the issuance and distribution of the Securities covered by this Registration Statement, other than underwriting discounts and commissions, are as follows:

(a)        SEC registration fee (actual)......................................  $37,878.79
(b)        Printing fees and expenses.........................................  $115,000.00
(c)        Legal fees and expenses............................................  $100,000.00
(d)        Accounting fees and expenses.......................................  $70,000.00
(e)        Blue Sky fees and expenses.........................................  $ 5,000.00
(f)        New York Stock Exchange Listing Fee................................  $50,000.00
(g)        Rating Agency Fees.................................................  $35,000.00
(h)        Trustees' Fee......................................................  $15,000.00
(i)        Other..............................................................  $22,121.21
                                                                                ----------
           Total..............................................................  $450,000.00
                                                                                ----------
                                                                                ----------

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    As permitted by Section 78.037 of the Nevada General Corporation Law, Nevada Power has included in its Restated Articles of Incorporation a provision which states that a director or officer of Nevada Power shall not be liable to Nevada Power or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such limitation of liability is prohibited by Nevada General Corporation Law as the same exists or may hereafter be amended. Section 78.037 currently provides that any such provision may not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of the Nevada General Corporation Law.

    As permitted by Section 78.751 of the Nevada General Corporation Law,
Article VIII of Nevada Power's Bylaws provides for the indemnification by Nevada Power, including suits brought by or on behalf of Nevada Power, of each director, officer, employee or agent thereof to the fullest extent permitted by Nevada law.

    As permitted by the Nevada General Corporation Law and Article VIII of Nevada Power's Bylaws, Nevada Power has entered into indemnity agreements with its directors and officers that provide for indemnification of such individuals to the fullest extent permitted under Nevada law, and Nevada Power maintains director's and officer's liability for its directors and officers against certain liabilities.

ITEM 16. EXHIBITS

 EXHIBIT
   NO.                                                    DESCRIPTION
---------  ---------------------------------------------------------------------------------------------------------
    *1.01  Proposed form of Underwriting Agreement Basic Provisions for Preferred Securities.

    *4.01  Junior Subordinated Indenture between Nevada Power and IBJ Schroder Bank & Trust Company, as Debenture
            Trustee.

    *4.02  Certificate of Trust of NVP Capital I.

    *4.03  Trust Agreement of NVP Capital I.

    *4.04  Certificate of Trust of NVP Capital II (substantially identical to Exhibit 4.02 except for names and dates).

    *4.05  Trust Agreement of NVP Capital II (substantially identical to Exhibit 4.03 except for names and dates).

    *4.10  Form of Amended and Restated Trust Agreement (Agreements for NVP Capital I and NVP Capital II, are
            substantially identical except for names and dates).

    *4.11  Form of Preferred Security Certificate for NVP Capital I and NVP Capital II (included as Exhibit E of
            Exhibit 4.10 hereto).

    *4.12  Form of Guarantee Agreement (Agreements in respect of NVP Capital I and NVP Capital II, are substantially identical except for names and dates).

    *4.13  Form of Supplemental Indenture between Nevada Power and IBJ Schroder Bank & Trust Company, as Debenture
            Trustee (Supplemental Indentures for NVP Capital I and NVP Capital II are substantially identical except for names and dates).

    *4.14  Form of Agreement as to Expenses and Liabilities between Nevada Power and NVP Capital I (Agreement in respect of NVP Capital II is substantially identical except for names and dates)

    *5.01  Opinion of Best Best & Krieger LLP, relating to the legality of the Junior Subordinated Debentures and the Guarantees.

    *5.02  Opinion of Richards, Layton & Finger, special Delaware counsel, relating to the legality of the Preferred
            Securities of NVP Capital I and NVP Capital II.

    *8.01  Opinion of Jones, Day, Reavis & Pogue, as to certain United States federal income tax matters.

   *12.01  Statement regarding Computation of Ratio of Earnings to Fixed Charges.

    23.01  Consent of Deloitte & Touche LLP (included in Part II of this Amendment No. 3 to Registration Statement).

    23.02  Consent of Best Best & Krieger LLP (included in Part II of this Amendment No. 3 to Registration
            Statement).

    23.03  Consent of Richard L. Hinckley, Esq. (included in Part II of this Amendment No. 3 to Registration
            Statement).

   *23.04  Consent of Richards, Layton & Finger, special Delaware counsel (included in Exhibit 5.02 hereto).

   *23.05  Consent of Jones, Day, Reavis & Pogue (included in Exhibit 8.01 hereto).

   *25.01  Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of IBJ Schroder Bank &
            Trust Company, as Trustee for the Junior Subordinated Indenture.

   *25.02  Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of IBJ Schroder Bank &
            Trust Company, as Property Trustee for the Amended and Restated Trust Agreement of NVP Capital I.

   *25.03  Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of IBJ Schroder Bank &
            Trust Company, as Guarantee Trustee for the Guarantee for NVP Capital I.


* Previously filed.

    In addition to those Exhibits shown above, Nevada Power hereby incorporates the following Exhibits pursuant to Exchange Act Rule 12b-32 and Regulation #201.24 by reference to the filings set forth below:

  EXHIBIT                                                                           ORIGINALLY FILED
    NO.                                  DESCRIPTION                                   AS EXHIBIT         FILE NO.
-----------  -------------------------------------------------------------------  ---------------------  -----------
       4.1   Certificate of Designation of Cumulative Preferred Stock as
              follows:
               5.40% Series.....................................................  2.1 to Form S-1            2-16968
               5.20% Series.....................................................  2.1 to Form S-1            2-20618
               4.70% Series.....................................................  3.2 to Form 8-K             1-4698
                                                                                                           July 1965
               8% Series........................................................  2.1 to Form S-7            2-44513
               8.70% Series.....................................................  2.1 to Form S-7            2-49622
               11.50% Series....................................................  2.1 to Form S-7            2-52238

  EXHIBIT                                                                           ORIGINALLY FILED
    NO.                                  DESCRIPTION                                   AS EXHIBIT         FILE NO.
-----------  -------------------------------------------------------------------  ---------------------  -----------
               9.75% Series.....................................................  2.1 to Form S-7            2-56788
               Auction Series A.................................................  4.6 to Form S-3           33-15554
               Auction Series A as amended November 14, 1991....................  4.9 to Form S-3           33-44460
               Auction Series A as amended December 12, 1991....................  4.1 to Form 10-K            1-4698
                                                                                                           Year 1992
               9.90% Series.....................................................  4.1 to Form 10-K            1-4698
                                                                                                           Year 1992

       4.2   Indenture of Mortgage and Deed of Trust Providing for First
              Mortgage Bonds, dated October 1, 1953 and Twenty-Six Supplemental
              Indentures as follows:                                              4.2 to Form S-1            2-10932
               First Supplemental Indenture, dated August 1, 1954...............  4.2 to Form S-1            2-11440
               Second Supplemental Indenture, dated September 1, 1956...........  4.9 to Form S-1            2-12566
               Third Supplemental Indenture, dated May 1, 1959..................  4.13 to Form S-1           2-14949
               Fourth Supplemental Indenture, dated October 1, 1960.............  4.5 to Form S-1            2-16968
               Fifth Supplemental Indenture, dated December 1, 1961.............  4.6 to Form S-16           2-74929
               Sixth Supplemental Indenture, dated October 1, 1963..............  4.6A to Form S-1           2-21689
               Seventh Supplemental Indenture, dated August 1, 1964.............  4.6B to Form S-1           2-22560
               Eighth Supplemental Indenture, dated April 1, 1968...............  4.6C to Form S-9           2-28348
               Ninth Supplemental Indenture, dated October 1, 1969..............  4.6D to Form S-1           2-34588
               Tenth Supplemental Indenture, dated October 1, 1970..............  4.6E to Form S-7           2-38314
               Eleventh Supplemental Indenture, dated November 1, 1972..........  2.12 to Form S-7           2-45728
               Twelfth Supplemental Indenture, dated December 1, 1974...........  2.13 to Form S-7           2-52350
               Thirteenth Supplemental Indenture, dated October 1, 1976.........  4.14 to Form S-16          2-74929
               Fourteenth Supplemental Indenture, dated May 1, 1977.............  4.15 to Form S-16          2-74929
               Fifteenth Supplemental Indenture, dated September 1, 1978........  4.16 to Form S-16          2-74929
               Sixteenth Supplemental Indenture, dated December 1, 1981.........  4.17 to Form S-16          2-74929
               Seventeenth Supplemental Indenture, dated August 1, 1982.........  4.2 to Form 10-K            1-4698
                                                                                                           Year 1982
               Eighteenth Supplemental Indenture, dated November 1, 1986........  4.6 to Form S-3            33-9537
               Nineteenth Supplemental Indenture, dated October 1, 1989.........  4.2 to Form 10-K            1-4698
                                                                                                           Year 1989
               Twentieth Supplemental Indenture, dated May 1, 1992..............  4.21 to Form S-3          33-53034
               Twenty-First Supplemental Indenture, dated June 1, 1992..........  4.22 to Form S-3          33-53034
               Twenty-Second Supplemental Indenture, dated June 1, 1992.........  4.23 to Form S-3          33-53034
               Twenty-Third Supplemental Indenture, dated October 1, 1992.......  4.23 to Form S-3          33-53034
               Twenty-Fourth Supplemental Indenture, dated October 1, 1992......  4.23 to Form S-3          33-53034
               Twenty-Fifth Supplemental Indenture, dated January 1, 1993.......  4.23 to Form S-3          33-53034

  EXHIBIT                                                                           ORIGINALLY FILED
    NO.                                  DESCRIPTION                                   AS EXHIBIT         FILE NO.
-----------  -------------------------------------------------------------------  ---------------------  -----------
               Twenty-Sixth Supplemental Indenture dated May 1, 1995............  4.2 to Form 10-K            1-4698
                                                                                                           Year 1995

       4.3   Instrument of Further Assurance dated April 1, 1956 to Indenture of
              Mortgage and Deed of Trust dated October 1, 1953..................  4.8 to Form S-1            2-12566

       4.4   Rights Agreement dated October 15, 1990 between Manufacturers
              Hanover Trust Company and Nevada Power Company....................  4.1 to Form 8-A             1-4698
                                                                                                           Year 1990

ITEM 17. UNDERTAKINGS

    The undersigned Registrants hereby undertake:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

        (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in the Registration Statement.

    (2) That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

    (3) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (4) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (5) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling persons of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    For the purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

    The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection
(a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 3 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas and State of Nevada on the 25th day of March, 1997.


                                NEVADA POWER COMPANY

                                By:            /s/ STEVEN W. RIGAZIO
                                     -----------------------------------------
                                         (Steven W. Rigazio, Vice President
                                      and Treasurer, Chief Financial Officer)


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 3 TO REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:



(1)  PRINCIPAL EXECUTIVE OFFICER

           * CHARLES A. LENZIE
----------------------------------------   Chairman of the Board and Chief    March 25, 1997
            Charles A. Lenzie               Executive Officer

(2)  PRINCIPAL FINANCIAL AND
    PRINCIPAL ACCOUNTING OFFICER

          /s/ STEVEN W. RIGAZIO
----------------------------------------   Vice President and Treasurer,      March 25, 1997
            Steven W. Rigazio               Chief Financial Officer

(3)  DIRECTORS

           * MARY LEE COLEMAN
----------------------------------------   Director                           March 25, 1997
            Mary Lee Coleman

          * FRED D. GIBSON, JR.
----------------------------------------   Director                           March 25, 1997
           Fred D. Gibson, Jr.

            * JOHN L. GOOLSBY
----------------------------------------   Director                           March 25, 1997
             John L. Goolsby

             * JERRY HERBST
----------------------------------------   Director                           March 25, 1997
              Jerry Herbst

            * CONRAD L. RYAN
----------------------------------------   Director                           March 25, 1997
             Conrad L. Ryan

            * FRANK E. SCOTT
----------------------------------------   Director                           March 25, 1997
             Frank E. Scott

              * A. M. SMITH
----------------------------------------   Director                           March 25, 1997
               A. M. Smith

             * J.A. TIBERTI
----------------------------------------   Director                           March 25, 1997
              J.A. Tiberti

           * JOHN F. O'REILLY
----------------------------------------   Director                           March 25, 1997
            John F. O'Reilly

      *By        STEVEN W. RIGAZIO
----------------------------------------
  (Steven W. Rigazio, Attorney-in-fact)

                         INDEPENDENT AUDITORS' CONSENT

NEVADA POWER COMPANY


We consent to the incorporation by reference in this Amendment No. 3 to Registration Statement No. 333-21091 of Nevada Power Company on Form S-3 of our reports dated February 14, 1997 appearing in and incorporated by reference in the Annual Report on Form 10-K of Nevada Power Company for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP
Las Vegas, Nevada
March 25, 1997

                               CONSENT OF COUNSEL


    I hereby consent to the use of my name as Vice President, Secretary and Chief Counsel of Nevada Power wherever it appears in this Amendment No. 3 to Registration Statement, including the Prospectus constituting a part thereof, and all amendments thereof.


                                          RICHARD L. HINCKLEY, Esq.


Las Vegas, Nevada
March 25, 1997


                            ------------------------

                               CONSENT OF COUNSEL


    We hereby consent to all references to our Firm included in or made a part of this Amendment No. 3 to Registration Statement, including the Prospectus constituting a part thereof, and all amendments thereof.


                                          BEST BEST & KRIEGER LLP


Riverside, California
March 25, 1997

    Pursuant to the requirements of the Securities Act of 1933, NVP Capital I and NVP Capital II certify that they have reasonable grounds to believe that they meet all of the requirements for filing on Form S-3 and have duly caused this Amendment No. 3 to Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on March 25, 1997.


                                          NVP CAPITAL I

                                            (Registrant)

                                          By: Nevada Power Company, as Depositor
                                          By:       /s/ STEVEN W. RIGAZIO
                                          --------------------------------------

                                          Steven W. Rigazio, Vice President and
                                            Treasurer, Chief Financial Officer

                                          NVP CAPITAL II
                                            (Registrant)

                                          By: Nevada Power Company, as Depositor

                                          By:       /s/ STEVEN W. RIGAZIO
                                          --------------------------------------

                                          Steven W. Rigazio, Vice President and
                                            Treasurer, Chief Financial Officer

                                 EXHIBIT INDEX


                                                                                                           SEQUENTIAL
 EXHIBIT                                                                                                    NUMBERING
   NO.                                                                                                      PAGE NO.
---------                                                                                                ---------------
     1.01  Proposed form of Underwriting Agreement Basic Provisions for Preferred Securities
            (previously filed)

     4.01  Junior Subordinated Indenture between Nevada Power and IBJ Schroder Bank & Trust Company, as
            Debenture Trustee (previously filed)

     4.02  Certificate of Trust of NVP Capital I (previously filed)....................................

     4.03  Trust Agreement of NVP Capital I (previously filed).........................................

     4.04  Certificate of Trust of NVP Capital II (substantially identical to Exhibit 4.02 (previously filed) except for names and dates).........................................................

     4.05  Trust Agreement of NVP Capital II (substantially identical to Exhibit 4.02 (previously filed) except for names and dates).........................................................

     4.10  Form of Amended and Restated Trust Agreement (Agreements for NVP Capital I and NVP Capital
            II are substantially identical except for names and dates) (previously filed)

     4.11  Form of Preferred Security Certificate for NVP Capital I and NVP Capital II (included as
            Exhibit E of Exhibit 4.10 (previously filed) hereto)

     4.12  Form of Guarantee Agreement (Agreements in respect of NVP Capital I and NVP Capital II are substantially identical except for names and dates) (previously filed)

     4.13  Form of Supplemental Indenture between Nevada Power and IBJ Schroder Bank & Trust Company, as Debenture Trustee (Supplemental Indentures for NVP Capital I and NVP Capital II are
            substantially identical except for names and dates) (previously filed)

     4.14  Form of Agreement as to Expenses and Liabilities between Nevada Power and NVP Capital I
            (Agreement in respect of NVP Capital II is substantially identical except for names and dates) (previously filed)

     5.01  Opinion of Best Best & Krieger LLP, relating to the legality of the Junior Subordinated
            Debentures and the Guarantees (previously filed)

     5.02  Opinion of Richards, Layton & Finger, special Delaware counsel, relating to the legality of the Preferred Securities NVP Capital I and NVP Capital II (previously filed)

     8.01  Opinion of Jones, Day, Reavis & Pogue as to certain United States federal income tax matters
            (previously filed)

    12.01  Statement regarding Computation of Ratio of Earnings to Fixed Charges (previously filed)

    23.01  Consent of Deloitte & Touche LLP (included in Part II of this Amendment No. 2 to
            Registration Statement)....................................................................

    23.02  Consent of Best Best & Krieger LLP (included in Part II of this Amendment No. 3 to
            Registration Statement)....................................................................

    23.03  Consent of Richard L. Hinckley, Esq. (included in Part II of this Amendment No. 3 to
            Registration Statement)....................................................................

                                                                                                           SEQUENTIAL
 EXHIBIT                                                                                                    NUMBERING
   NO.                                                                                                      PAGE NO.
---------                                                                                                ---------------
    23.04  Consent of Richards, Layton & Finger, special Delaware counsel (included in Exhibit 5.02 hereto (previously filed))

    23.05  Consent of Jones, Day, Reavis & Pogue (previously filed)

    25.01  Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of IBJ
            Schroder Bank & Trust Company, as Trustee for the Junior Subordinated Indenture (previously filed).....................................................................................

    25.02  Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of IBJ
            Schroder Bank & Trust Company, as Property Trustee for the Amended and Restated Trust
            Agreement of NVP Capital I (previously filed)..............................................

    25.03  Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of IBJ
            Schroder Bank & Trust Company, as Guarantee Trustee for the Guarantee for NVP Capital I
            (previously filed).........................................................................


    In addition to those Exhibits shown above, Nevada Power hereby incorporates the following Exhibits pursuant to Exchange Act Rule 12b-32 and Regulation #201.24 by reference to the filings set forth below:

  EXHIBIT                                                                           ORIGINALLY FILED
    NO.                                  DESCRIPTION                                   AS EXHIBIT         FILE NO.
-----------  -------------------------------------------------------------------  ---------------------  -----------
       4.1   Certificate of Designation of Cumulative Preferred Stock as
              follows:
               5.40% Series.....................................................  2.1 to Form S-1            2-16968
               5.20% Series.....................................................  2.1 to Form S-1            2-20618
               4.70% Series.....................................................  3.2 to Form 8-K             1-4698
                                                                                                           July 1965
               8% Series........................................................  2.1 to Form S-7            2-44513
               8.70% Series.....................................................  2.1 to Form S-7            2-49622
               11.50% Series....................................................  2.1 to Form S-7            2-52238
               9.75% Series.....................................................  2.1 to Form S-7            2-56788
               Auction Series A.................................................  4.6 to Form S-3           33-15554
               Auction Series A as amended November 14, 1991....................  4.9 to Form S-3           33-44460
               Auction Series A as amended December 12, 1991....................  4.1 to Form 10-K            1-4698
                                                                                                           Year 1992
               9.90% Series.....................................................  4.1 to Form 10-K            1-4698
                                                                                                           Year 1992

       4.2   Indenture of Mortgage and Deed of Trust Providing for First
              Mortgage Bonds, dated October 1, 1953 and Twenty-Six Supplemental
              Indentures as follows:                                              4.2 to Form S-1            2-10932
               First Supplemental Indenture, dated August 1, 1954...............  4.2 to Form S-1            2-11440
               Second Supplemental Indenture, dated September 1, 1956...........  4.9 to Form S-1            2-12566
               Third Supplemental Indenture, dated May 1, 1959..................  4.13 to Form S-1           2-14949
               Fourth Supplemental Indenture, dated October 1, 1960.............  4.5 to Form S-1            2-16968
               Fifth Supplemental Indenture, dated December 1, 1961.............  4.6 to Form S-16           2-74929
               Sixth Supplemental Indenture, dated October 1, 1963..............  4.6A to Form S-1           2-21689
               Seventh Supplemental Indenture, dated August 1, 1964.............  4.6B to Form S-1           2-22560
               Eighth Supplemental Indenture, dated April 1, 1968...............  4.6C to Form S-9           2-28348
               Ninth Supplemental Indenture, dated October 1, 1969..............  4.6D to Form S-1           2-34588
               Tenth Supplemental Indenture, dated October 1, 1970..............  4.6E to Form S-7           2-38314

  EXHIBIT                                                                           ORIGINALLY FILED
    NO.                                  DESCRIPTION                                   AS EXHIBIT         FILE NO.
-----------  -------------------------------------------------------------------  ---------------------  -----------
               Eleventh Supplemental Indenture, dated November 1, 1972..........  2.12 to Form S-7           2-45728
               Twelfth Supplemental Indenture, dated December 1, 1974...........  2.13 to Form S-7           2-52350
               Thirteenth Supplemental Indenture, dated October 1, 1976.........  4.14 to Form S-16          2-74929
               Fourteenth Supplemental Indenture, dated May 1, 1977.............  4.15 to Form S-16          2-74929
               Fifteenth Supplemental Indenture, dated September 1, 1978........  4.16 to Form S-16          2-74929
               Sixteenth Supplemental Indenture, dated December 1, 1981.........  4.17 to Form S-16          2-74929
               Seventeenth Supplemental Indenture, dated August 1, 1982.........  4.2 to Form 10-K            1-4698
                                                                                                           Year 1982
               Eighteenth Supplemental Indenture, dated November 1, 1986........  4.6 to Form S-3            33-9537
               Nineteenth Supplemental Indenture, dated October 1, 1989.........  4.2 to Form 10-K            1-4698
                                                                                                           Year 1989
               Twentieth Supplemental Indenture, dated May 1, 1992..............  4.21 to Form S-3          33-53034
               Twenty-First Supplemental Indenture, dated June 1, 1992..........  4.22 to Form S-3          33-53034
               Twenty-Second Supplemental Indenture, dated June 1, 1992.........  4.23 to Form S-3          33-53034
               Twenty-Third Supplemental Indenture, dated October 1, 1992.......  4.23 to Form S-3          33-53034
               Twenty-Fourth Supplemental Indenture, dated October 1, 1992......  4.23 to Form S-3          33-53034
               Twenty-Fifth Supplemental Indenture, dated January 1, 1993.......  4.23 to Form S-3          33-53034
               Twenty-Sixth Supplemental Indenture dated May 1, 1995............  4.2 to Form 10-K            1-4698
                                                                                                           Year 1995

       4.3   Instrument of Further Assurance dated April 1, 1956 to Indenture of
              Mortgage and Deed of Trust dated October 1, 1953..................  4.8 to Form S-1            2-12566

       4.4   Rights Agreement dated October 15, 1990 between Manufacturers
              Hanover Trust Company and Nevada Power Company....................  4.1 to Form 8-A             1-4698
                                                                                                           Year 1990